EXHIBIT 10.29

                                                                       EXHIBIT A
                                                                              TO
                                                                      SECURITIES
                                                                        PURCHASE
                                                                       AGREEMENT


THIS CONVERTIBLE NOTE AND THE SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                CONVERTIBLE NOTE
                                ----------------

January 26, 1999                                                      $4,000,000


                  FOR VALUE RECEIVED, INTERACTIVE MAGIC, INC., a corporation organized under the laws of the State of North Carolina (hereinafter called the "BORROWER" or the "CORPORATION") hereby promises to pay to the order of RGC INTERNATIONAL INVESTORS, LDC or registered assigns (the "HOLDER") the sum of Four Million Dollars ($4,000,000) on January 26, 2002 (the "AUTOMATIC CONVERSION DATE") and to pay interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum from the date hereof (the "ISSUE DATE") until the same becomes due and payable (which interest shall accrue on a daily basis), whether at maturity or upon conversion, redemption, acceleration or otherwise. Any amount of principal of or interest on this Note which, to the extent not converted in accordance with the provisions hereof, is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid. Interest shall be calculated based on a 360-day year and shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions hereof, shall be payable in arrears at such time as the outstanding principal balance hereof with respect to which such interest has accrued becomes due and payable hereunder. All payments of principal and interest (to the extent not converted into shares of the Corporation's common stock, par value $.10 per share ("COMMON STOCK"), in accordance with the terms hereof) shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America. All payments shall be made at such address as Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. The Automatic Conversion Date is subject to extension as provided in
Article IV hereof.

         This Note is being issued by the Borrower pursuant to the Securities Purchase Agreement, dated as of January 25, 1999, between the Borrower and Holder (the "PURCHASE AGREEMENT"). Each capitalized term used, but not otherwise defined, herein shall have the meaning ascribed thereto in the Purchase Agreement. For purposes hereof, the term "NOTES" shall be deemed to refer to this Note, all other convertible notes issued pursuant to the Purchase Agreement and all convertible notes issued in replacement hereof or thereof or otherwise with respect hereto or thereto.


                                  I. REDEMPTION

         A. MANDATORY REDEMPTION. If any of the following events (each, a "MANDATORY REDEMPTION EVENT") shall occur:

                  (1) The Corporation (i) fails to issue shares of Common Stock or Warrants to the holders of the Notes upon exercise by the holders of their conversion rights in accordance with the terms of the Notes (for a period of at least 60 days if such failure is solely as a result of the circumstances governed by the second paragraph of Article II.F below and the Corporation is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), (ii) fails to transfer or to cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the holders upon conversion of or otherwise pursuant to the Notes or upon exercise of or otherwise pursuant to the Warrants (as defined in Article II.E below) as and when required by the Notes, the Warrants or the Registration Rights Agreement, dated as of January 25, 1999, by and among the Corporation and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT"), (iii) fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate or any shares of Common Stock issued to the holders of the Notes upon conversion of or otherwise pursuant to the Notes or upon exercise of or otherwise pursuant to the Warrants as and when required by the Notes, the Warrants, the Purchase Agreement or the Registration Rights Agreement, or (iv) fails to fulfill its obligations pursuant to Sections 4(c), 4(e), 4(h), 4(i), 4(l) or 5 of the Purchase Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten days after the Corporation shall have been notified thereof in writing by any holder of the Notes;

                  (2) The Corporation fails to obtain effectiveness with the Securities and Exchange Commission (the "SEC") prior to June 25, 1999 of the Registration Statement(s) (as defined in the Registration Rights Agreement, the "REGISTRATION STATEMENT(S)") required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, or fails to obtain the effectiveness of any additional Registration Statement (required to be filed pursuant to Section 3(b) of the Registration Rights Agreement) within 120 days after the Registration Trigger Date (as defined in the Registration Rights Agreement), or any such Registration Statement, after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement), lapses in effect or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement, the "REGISTRABLE SECURITIES") otherwise cannot be made thereunder (whether by reason of the

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Corporation's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement, the Corporation's failure to file and obtain effectiveness with the SEC of an additional Registration Statement required pursuant to Section 3(b) of the Registration Rights Agreement or otherwise) for more than 30 consecutive days or more than 60 days in any 12-month period after such Registration Statement becomes effective;

                  (3) The Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed and shall not be discharged within 30 days;

                  (4) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any material subsidiary of the Corporation and, if not instituted by the Corporation or any such subsidiary, shall be consented to or acquiesced in by the Corporation or such subsidiary, shall be converted to a voluntary case or shall remain for 60 days undismissed;

                  (5) The Corporation shall fail to maintain the listing of the Common Stock on one of the Nasdaq National Market ("NASDAQ"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX");

                  (6) The sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of (other than transactions described in subparagraph (7) or (8) below, which shall be governed by such subparagraphs);

                  (7) the consolidation, merger or other business combination of the Corporation with or into any other individual, corporation, limited liability company, partnership, association, trust or other entity or organization (each a "PERSON") or Persons when the Corporation is not the Survivor (as defined below) and either (i) the Survivor is not subject to the periodic filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "SEC FILING REQUIREMENTS"), or (ii) the Survivor is subject to the SEC Filing Requirements and the consideration to be paid to the stockholders of the Corporation in such transactions consists of cash or a combination of cash and securities or other property;

                  (8) the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons when the Corporation is not the Survivor and (i) the Survivor is subject to the SEC Filing Requirements,
(ii) the consideration to be paid to the stockholders of the Corporation in such transaction consists solely of capital stock of the Survivor and (iii) (A) the average of the Closing Bid Prices of the Common Stock for the 20 consecutive Trading Days (as defined in Article II.B) ending on the later of (I) the third Trading Day immediately preceding the closing of such transaction, and (II) the date such transaction is approved

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by the holders of the requisite percentage of outstanding capital stock of the
Corporation (such later date, the "MEASUREMENT DATE") (such average being hereinafter referred to as the "AVERAGE PRICE") is less than the product of (x) two, multiplied by (y) the Conversion Price in effect on the Measurement Date or
(B) if the Average Price is equal to or greater than the product of (x) two, multiplied by (y) the Conversion Price in effect on the Measurement Date, the Closing Bid Price of the Common Stock on the Trading Day immediately preceding the Measurement Date is less than the Average Price; or

                  (9) The Corporation breaches in any material respect any covenant contained in Article III hereof and such breach continues uncured for a period of ten days after written notice thereof to the Corporation from any holder of Notes;

then, upon the occurrence and during the continuation of any Mandatory Redemption Event specified in subparagraphs (1), (2), (5), (6), (8) or (9) at the option of the holders of at least 50% of the then outstanding principal amount of the Notes exercisable by the delivery of written notice (the "MANDATORY REDEMPTION NOTICE") to the Corporation of such Mandatory Redemption Event, or upon the occurrence of any Mandatory Redemption Event specified in subparagraphs (3), (4) or (7) the Notes shall become immediately redeemable and the Corporation shall purchase each holder's Notes for an amount equal to the greater of (i) 120% multiplied by the sum of (a) the then outstanding principal amount of the Notes, plus (b) all accrued and unpaid interest thereon for the period beginning on the Issue Date and ending on the date of payment of the Mandatory Redemption Amount (the "MANDATORY REDEMPTION DATE"), plus (c) all Conversion Default Payments (as defined in Article II.F below), Delivery Default Payments (as defined in Article II.D(3) below) and any other amounts owed to such holder pursuant to Section 2(c) of the Registration Rights Agreement, and
(ii) the "PARITY VALUE" of the Notes to be redeemed, where parity value means (except as provided below with respect to a Mandatory Redemption Event described in subparagraph (7) above) the product of (a) the highest number of shares of Common Stock issuable upon conversion of such Notes in accordance with Article II below (without giving any effect to any limitations on conversions of Notes contained herein, and treating the Trading Day immediately preceding the Mandatory Redemption Date as the "CONVERSION DATE" (as defined in Article II.B(1)) for purposes of determining the lowest applicable Conversion Price, unless the Mandatory Redemption Event arises as a result of a breach in respect of a specific Conversion Date in which case such Conversion Date shall be the Conversion Date), multiplied by (b) the highest Closing Bid Price (as defined in
Article II.B(1)) for the Common Stock during the period beginning on the date of first occurrence of the Mandatory Redemption Event and ending one day prior to the Mandatory Redemption Date (the greater of such amounts being referred to as the "MANDATORY REDEMPTION AMOUNT"). In the case of a Mandatory Redemption Event described in subparagraph (7) above, "parity value" means the product of (a) the highest number of shares of Common Stock issuable upon conversion of the Notes to be redeemed in accordance with Article II below (without giving effect to any limitations on conversions of Notes contained herein) based on the lowest Conversion Price that would have been in effect for a conversion occurring on any Trading Day during the period beginning on the Announcement Date (as defined in Article II.B(2)) with respect to the transaction giving rise to such Mandatory Redemption Event and ending on the Measurement Date (the "MEASUREMENT PERIOD"), multiplied by (b) the highest Closing Bid Price for the Common

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Stock during the Measurement Period. The Mandatory Redemption Amount, together with all other ancillary amounts payable hereunder, shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, reasonable legal fees and expenses of collection, and Holder shall be entitled to exercise all other rights and remedies available at law or in equity. For purposes of this Agreement, "Survivor" means, with respect to any consolidation, merger or other business combination to which the Corporation is a party, the surviving entity of such transaction; provided, however, if the Corporation merges with and into another Person and more than 50% of the outstanding voting stock of the Corporation (if the Corporation is the surviving entity), or more than 50% of the outstanding voting stock of such Person (if such Person is the surviving entity), is owned by another Person that is subject to the SEC Filing Requirements, then the Person subject to such requirements shall be deemed the Survivor.

                  B. TRADING MARKET REDEMPTION. If any Notes cease to be convertible by any holder as a result of the limitations described in Article II.A(2) below (a "TRADING MARKET REDEMPTION EVENT"), and the Corporation has not, prior to the date that such Trading Market Redemption Event arises, (1) either (i) obtained the Stockholder Approval (as defined in Article II.A(2)) or
(ii) eliminated any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Maximum Share Amount (as defined in Article II.A(2)) and (2) delivered to the holders of the Notes a Share Limit Waiver (as defined in Article II.A), then the Corporation shall be obligated to redeem immediately all of the then outstanding principal amount of the Notes, in accordance with this
Article I.B. An irrevocable redemption notice (the "TRADING MARKET REDEMPTION NOTICE") shall be delivered promptly to the holders of the Notes in accordance with the terms hereof and shall state (i) that the Maximum Share Amount (as defined in Article II.A(2)) has been issued upon conversion of the Notes, (ii) that the Corporation is obligated to redeem all of the outstanding Notes and
(iii) the Mandatory Redemption Date, which shall be a date within five business days of the earlier of (a) the date of the Trading Market Redemption Notice or
(b) the date on which the holders of the Notes notify the Corporation of the occurrence of a Trading Market Redemption Event. On the Mandatory Redemption Date, the Corporation shall make payment of the Mandatory Redemption Amount (as defined in Article I.A above) in cash.

                  C. FAILURE TO PAY REDEMPTION AMOUNTS. In the case of a Mandatory Redemption Event, if the Corporation fails to pay the Mandatory Redemption Amount within five business days of written notice that such amount is due and payable, then (assuming there are sufficient authorized shares) in addition to all other available remedies, Holder shall have the right at any time, so long as the Mandatory Redemption Event continues, to require the Corporation, upon written notice, to issue as soon as practicable thereafter (in accordance with and subject to the terms of Article II below, including paragraph A(2) thereof), in lieu of the Mandatory Redemption Amount, the number of shares of Common Stock of the Corporation equal to such applicable redemption amount divided by any Conversion Price, as chosen in the sole discretion of Holder, in effect from the date of the Mandatory Redemption Event until the date Holder elects to exercise its rights pursuant to this Article I.C. In the case of a Trading Market Redemption Event, if the

                                      -5-
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Corporation fails to pay the Mandatory Redemption Amount within five business days after the occurrence of the Trading Market Redemption Event, the Corporation shall be required to immediately deliver to the holders of the Notes the Share Limit Waiver, provided that the conditions set forth in Article I.B(1)(i) or (ii) have been satisfied.


                     II. CONVERSION AT THE OPTION OF HOLDER

                  A.       OPTIONAL CONVERSION

                  (1) CONVERSION AMOUNT. Subject to Article II.A(2) below, Holder may, at its option at any time and from time to time, upon surrender of this Note, convert all or any portion of this Note into Common Stock as set forth below (an "OPTIONAL CONVERSION"). This Note shall be convertible into such number of fully paid and nonassessable shares of Common Stock as such Common Stock exists on the Issue Date, or any other shares of capital stock or other securities of the Corporation into which such Common Stock is thereafter changed or reclassified, as is determined by dividing (a) the Conversion Amount (as defined below) by (b) the Conversion Price (as defined in Article II.B below); provided, however, that in no event (other than pursuant to the Automatic Conversion (as defined in Article IV)) shall Holder be entitled to convert this Note to the extent that the sum of (x) the number of shares of Common Stock beneficially owned by Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note, the unexercised Warrants or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by Holder and Holder's affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of such proviso. "CONVERSION AMOUNT" means the portion of the principal amount of this Note being converted, plus all accrued and unpaid interest thereon for the period beginning on the Issue Date and ending on the Conversion Date (as defined in Article II(B)(1)), plus any Conversion Default Payments (as defined in Article II.F) and Delivery Default Payments (as defined in Article II.D(3)) payable with respect thereto, together with any other amounts owed to Holder pursuant to Section 2(c) of the Registration Rights Agreement.

                  (2) TRADING MARKET LIMITATION. Unless the Corporation (a) either (i) is permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded to issue shares of Common Stock upon conversion of or otherwise pursuant to the Notes and upon exercise of or otherwise pursuant to the Warrants in excess of the Maximum Share Amount (as defined below) or (ii) has obtained stockholder approval of the issuance of shares of Common Stock upon conversion of or otherwise pursuant to the Notes and upon exercise of or otherwise pursuant to the Warrants in excess of the Maximum Share Amount

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in accordance with applicable law and the rules and regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities (the "STOCKHOLDER APPROVAL"), and (b) has provided written notice to the holders of the Notes that it has waived the restrictions contained in this subparagraph (2) on issuing shares of Common Stock upon conversion of or otherwise pursuant to the Notes and upon exercise of or otherwise pursuant to the Warrants in excess of the Maximum Share Amount (as defined below) (the "SHARE LIMIT WAIVER"), in no event shall the total number of shares of Common Stock issued upon conversion of or otherwise pursuant to the Notes and upon exercise of or otherwise pursuant to the Warrants (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Notes and upon exercise of or otherwise pursuant to the Warrants for purposes of any such rule or regulation) exceed the maximum number of shares of Common Stock that the Corporation can so issue pursuant to any rule of the principal United States securities market on which the Common Stock trades (including Rule 4460(i) of the Nasdaq Stock Market or any successor rule) (the "MAXIMUM SHARE AMOUNT") which, as of the Issue Date, shall be 2,119,889 (19.99% of the total shares of Common Stock outstanding on the Issue Date), subject to equitable adjustments from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issue Date. With respect to each Holder of Notes, the Maximum Share Amount shall refer to such Holder's pro rata share thereof determined in accordance with Article VI.K below. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of or otherwise pursuant to the Notes and upon exercise of or otherwise pursuant to the Warrants represents at least 50% of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock actually issued upon conversion of or otherwise pursuant to the Notes and upon exercise of or otherwise pursuant to the Warrants plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of the then outstanding Notes at the then effective Conversion Price and upon exercise of or otherwise pursuant to the Warrants, represents at least 100% of the Maximum Share Amount (the "TRIGGERING EVENT"), the Corporation will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event.

                  B.       CONVERSION PRICE.

                  (1) CALCULATION OF CONVERSION PRICE. Subject to subparagraph
(2) below, the "CONVERSION PRICE" shall be the lesser of the Market Price and the Fixed Conversion Price. The Conversion Price shall be subject to adjustments pursuant to the provisions of Article II.C below. "MARKET PRICE" shall mean the product of (x) the Applicable Percentage (as defined below) and (y) the average of the lowest Closing Bid Prices on any two Trading Days (which days need not be consecutive) (the "MARKET PRICE DAYS") during the 22 consecutive Trading Day period ending one Trading Day prior to the date (the "CONVERSION DATE") the Notice of Conversion (as defined in Article II.D) is sent by a holder to the Corporation via facsimile (the "PRICING PERIOD"). The Market Price Days shall be designated by the converting holder (from among the days comprising the Pricing Period) in the Notice of Conversion. "FIXED CONVERSION PRICE" shall mean the product of (x) the Applicable Percentage and (y) $4.0125 (subject to adjustment for stock splits, stock

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dividends and similar events). The "APPLICABLE PERCENTAGE" shall initially mean, in the case of the Market Price, 93%, and, in the case of the Fixed Conversion Price, 120%; provided, however, that on each of the 151st, 211th, 271st, 331st, 391st, 451st, 511th and 571st day after the Issue Date, the Applicable
Percentage shall be reduced by two full percentage points (2%) for a total reduction of sixteen full percentage points (16%) by such 571st day (for example, on such 151st day, the Applicable Percentage shall be reduced to, in the case of the Market Price, 91%, and, in the case of the Fixed Conversion Price, 118%, in accordance with this proviso); provided, further, however, that in the event the average daily trading volume of the Common Stock on the principal market on which the Common Stock is traded (provided such market is at least one of the Nasdaq, the NYSE or the AMEX) is less than 45,000 shares in any given calendar month, the Applicable Percentage will be permanently reduced by an additional two full percentage points (2%) beginning on the first day of the next succeeding calendar month; provided, further, however, that the Applicable Percentage shall be permanently reduced by an additional two full percentage points (2%) (or a pro rata portion thereof) for each 30 day period (or any portion thereof) with respect to which any Holder is entitled to payments pursuant to Section 2(c) of the Registration Rights Agreement with such reduction occurring on each date such payments are due pursuant to the Registration Rights Agreement; provided, further, however, that in the event the Corporation's Common Stock is no longer listed and authorized for trading on at least one of the Nasdaq, the NYSE or the AMEX, the Applicable Percentage will be permanently reduced by an additional ten full percentage points (10%). The Applicable Percentage shall be subject to further adjustment as provided herein. "CLOSING BID PRICE" means, for any security as of any date, the closing bid price on Nasdaq as reported by Bloomberg Financial Markets or an equivalent reliable reporting service mutually acceptable to and hereafter designated by the holders of a majority in interest of the Notes and the Corporation ("BLOOMBERG") or, if Nasdaq is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price of such security is available in the over-the-counter market on the electronic bulletin board for such security or in any of the foregoing manners, the average of the bid prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date in the manner provided above, the Closing Bid Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of the Notes being converted for which the calculation of the Closing Bid Price is required in order to determine the Conversion Price of such Notes. "TRADING DAY" shall mean any day on which the Common Stock is traded for any period on Nasdaq, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

                  (2) CONVERSION PRICE DURING MAJOR ANNOUNCEMENTS. Notwithstanding anything contained in subparagraph (1) of this Paragraph B to the contrary, in the event the Corporation (a) makes a public announcement that it intends to consolidate or merge with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Corporation or (b) any person, group or entity (including the Corporation) publicly announces a

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tender offer to purchase 50% or more of the Corporation's Common Stock (or any other takeover scheme) (the date of the announcement referred to in clause (a) or (b) is hereinafter referred to as the "ANNOUNCEMENT DATE"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal, for each such date, to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price that would otherwise be in effect on such date. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in subparagraph (1) of this
Article II.B. For purposes hereof, "ADJUSTED CONVERSION PRICE TERMINATION DATE" shall mean, with respect to any proposed transaction or tender offer (or takeover scheme) for which a public announcement as contemplated by this subparagraph (2) has been made, the date upon which the Corporation (in the case of clause (a) above) or the person, group or entity (in the case of clause (b) above) consummates or publicly announces the termination or abandonment of the proposed transaction or tender offer (or takeover scheme) which caused this subparagraph (2) to become operative.

                  C. ADJUSTMENTS TO CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time as follows:

                  (1) ADJUSTMENT TO CONVERSION PRICE DUE TO STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time when this Note is outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Optional Conversion or Automatic Conversion, then the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof.

                  (2) ADJUSTMENT DUE TO MERGER, CONSOLIDATION, ETC. If, at any time when this Note is outstanding and prior to the conversion of all Notes, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event (other than a transaction described in Article V), as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then Holder shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion contained herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of this Note) shall thereafter be applicable,

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as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of this Note. The Corporation shall not effect any transaction described in this subparagraph (2) unless (a) it first gives, to the extent practical, prior written notice of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets to the extent required by law (during which time Holder shall be entitled to convert this Note), which notice shall be given concurrently with the first public announcement of such transaction, and (b) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder (including under this subparagraph (2)). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                  (3) ADJUSTMENT DUE TO DISTRIBUTION. If the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "DISTRIBUTION"), then Holder shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to Holder with respect to the shares of Common Stock issuable upon conversion had Holder converted the Note and been the holder of the number of shares of Common Stock into which the Note was convertible on the record date for the determination of shareholders entitled to such Distribution.

                  (4) PURCHASE RIGHTS. If at any time when this Note is outstanding the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "PURCHASE RIGHTS") pro rata to the record holders of any class of Common Stock, then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein and based upon the lesser of the Market Price and the Fixed Conversion Price as would then be in effect) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (5) ADJUSTMENT FOR RESTRICTED PERIODS. In the event that (a) the Corporation fails to obtain effectiveness with the SEC of any Registration Statement required to be filed pursuant to the Registration Rights Agreement on or prior to the date on which such Registration Statement is required to become effective pursuant to the terms of the Registration Rights Agreement, or (b) any such Registration Statement, after its initial effectiveness and during the Registration Period, lapses in effect, or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) otherwise cannot be made thereunder, whether by reason of the Corporation's failure or inability to amend or supplement the prospectus (the "PROSPECTUS") included therein in accordance with the Registration Rights Agreement or otherwise, then, at the election of

Holder, the Pricing Period shall be comprised of (x) in the case of an event described in clause (a), the 22 Trading Days preceding the date on which such Registration Statement is required to become effective pursuant to the terms of the Registration Rights Agreement plus all Trading Days through and including the third Trading Day following the actual date of effectiveness of the Registration Statement and (y) in the case of an event described in clause (b), the 22 Trading Days preceding the date on which Holder is first notified that sales may not be made under the Registration Statement, plus all Trading Days through and including the third Trading Day following the date on which Holder is first notified that such sales may again be made under the Registration Statement. If Holder determines that sales may not be made pursuant to the Registration Statement (whether by reason of the Corporation's failure or inability to amend or supplement the Prospectus or otherwise) it shall so notify the Corporation in writing and, unless the Corporation provides such holder with a written opinion of the Corporation's counsel to the contrary, such determination shall be binding for purposes of this paragraph.

                  D. MECHANICS OF CONVERSION. In order to convert this Note into shares of Common Stock, Holder shall: (1) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("NOTICE OF CONVERSION") to the Corporation by facsimile dispatched prior to Midnight, New York City time (the "CONVERSION NOTICE DEADLINE"), on the date specified therein as the Conversion Date (as defined in Article II.D(5)) (or by other means resulting in, or reasonably expected to result in, written notice to the Corporation on the date specified therein as the Conversion Date) to the office of the Corporation, which notice shall specify the principal amount of this Note to be converted, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion; and (2) subject to
Article II.D(1) below, surrender this Note along with a copy of the Notice of Conversion to the office of the Corporation as soon as practicable thereafter. In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue that number of shares of Common Stock as is not disputed in accordance with subparagraph (3) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within two business days of receipt of the Notice of Conversion. The accountant shall review the calculations and notify the Corporation and Holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

                  (1) Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, Holder shall not be required to physically surrender this Note to the Corporation unless the entire unpaid principal amount of this Note is so converted. Holder and the Corporation shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to Holder and the Corporation, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, Holder may not transfer this Note unless Holder first physically surrenders this Note to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of Holder a new Note of like tenor, registered as Holder may request, representing in the aggregate the remaining unpaid principal amount of this

Note. Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

                  (2) LOST OR STOLEN NOTES. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of this Note, if mutilated, the Corporation shall execute and deliver a new Note of like tenor and date.

                  (3) DELIVERY OF COMMON STOCK UPON CONVERSION. Upon the submission of a Notice of Conversion, the Corporation shall, within three business days after the Conversion Date (the "DELIVERY PERIOD"), issue and deliver (or cause its Transfer Agent so to issue and deliver) in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirements of Section 2(g) of the Purchase Agreement) to or upon the order of Holder that number of shares of Common Stock for the portion of this Note converted as shall be determined in accordance herewith. In addition to any other remedies available to Holder, including actual damages and/or equitable relief, the Corporation shall pay to Holder $2,000 per day in cash for each day beyond a two-day grace period following the Delivery Period that the Corporation fails to deliver Common Stock (a "DELIVERY DEFAULT") issuable upon conversion of this Note pursuant to the Notice of Conversion until such time as the Corporation has delivered all such Common Stock (the "DELIVERY DEFAULT PAYMENTS"); provided, however, in the event of a failure by the Corporation to deliver shares upon conversion as a result of a Conversion Default (as defined below), Holder shall not be entitled to receive Delivery Default Payments but shall be entitled to receive Conversion Default Payments in accordance with Article II.F. Such Delivery Default Payments shall be paid to Holder by the fifth day of the month following the month in which they have accrued or, at the option of Holder (by written notice to the Corporation by the first day of the month following the month in which they have accrued), shall be convertible into Common Stock in accordance with the terms of this Article II.

                  In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation's Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon written request of Holder and its compliance with the provisions contained in Article II.A and in this Article II.D, the Corporation shall use its best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon conversion to Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery and penalties described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

                  (4) NO FRACTIONAL SHARES. If any conversion of this Note would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of this Note shall be the next higher number of shares.

                  (5) CONVERSION DATE. The "CONVERSION DATE" shall be the date specified in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, written notice) to the Corporation or its Transfer Agent before Midnight, New York City time, on the date so specified, otherwise the Conversion Date shall be the first business day after the date so specified (provided that the Notice of Conversion is actually received by the Corporation or its Transfer Agent on such business day). The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to this Note (or portion thereof) surrendered shall forthwith terminate except the rights set forth in Article VI.J.

                  E. WARRANTS. Subject to Article II.A(2), on any Conversion Date relating to a conversion of this Note by Holder on which the Common Stock trades at a price higher than the Fixed Conversion Price, the Corporation shall deliver to Holder warrants (the "WARRANTS") in the form attached hereto as Exhibit B exercisable for one share of Common Stock for every two shares of Common Stock issued as a result of such conversion at an exercise price equal to the applicable Conversion Price. Holder shall have the option to exercise such Warrants, in whole or in part, on such Conversion Date, in which event Holder shall so indicate on the Notice of Conversion in respect of such Conversion Date and pay to the Corporation, in immediately available funds, on or within one business day following the Conversion Date, the aggregate exercise price for the shares of Common Stock issuable as a result of the exercise of such Warrants.

                  F. RESERVATION OF SHARES. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion in full of the Notes outstanding (based on the lesser of the then current Market Price and the Fixed Conversion Price) and the exercise in full of the Warrants shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. As of the Issue Date, 2,119,889 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of the Notes and upon exercise of the Warrants (the "RESERVED AMOUNT"). The Reserved Amount shall be increased from time to time in accordance with the Corporation's obligations pursuant to Section 4(h) of the Purchase Agreement. In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible and for which the Warrants shall be exercisable, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the Notes and exercise of the Warrants.

                  If at any time Holder submits a Notice of Conversion, and the Corporation does not have sufficient authorized but unissued shares of Common Stock duly reserved and available for issuance to effect such conversion in accordance with the provisions of this Article II (a "CONVERSION DEFAULT"), subject to Article VI.K, the Corporation shall issue to Holder all of the shares of Common Stock which are available to effect such conversion. The portion of the principal amount of this Note included in the Notice of Conversion which exceeds the amount which is then convertible into available shares of Common Stock (the "EXCESS AMOUNT") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at Holder's option at any time after) the date additional shares of Common Stock are authorized and duly reserved by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date elected by Holder in respect thereof. The Corporation shall use its best efforts to effect an increase in the authorized number of shares of Common Stock as soon as possible following the earlier of
(x) such time that Holder notifies the Corporation or that the Corporation otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion hereof and (y) a Conversion Default. In addition, the Corporation shall pay to Holder payments ("CONVERSION DEFAULT PAYMENTS") for a Conversion Default in the amount of (a) .24, multiplied by (b) the Conversion Default Amount (as defined below), multiplied by (c) (N/365), where N = the number of days from the day Holder submits a Notice of Conversion giving rise to a Conversion Default (the "CONVERSION DEFAULT DATE") to the date (the "AUTHORIZATION DATE") that the Corporation, authorizes a sufficient number of shares of Common Stock to effect conversion of the Notes. "CONVERSION DEFAULT AMOUNT" means the then outstanding principal amount of all Notes held by Holder plus the aggregate accrued interest thereon as of the first day of the Conversion Default. The Corporation shall send notice to Holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the applicable Conversion Price, at the Corporation's option, as follows:

                  (1) In the event the Corporation elects to make such payment in cash, cash payment shall be made to Holder by the fifth day of the month following the month in which it has accrued; provided, however, that if such payment is not made on or before such day, the Corporation shall make such payment in Common Stock (at the Conversion Price as in effect at the time of Conversion) not later than the second business day after such cash payment was due (so long as there is then a sufficient number of authorized shares of Common Stock); and

                  (2) In the event the Corporation elects to make such payment in Common Stock, Holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article II (so long as there is then a sufficient number of authorized shares of Common Stock).

                  The Corporation's election shall be made in writing to Holder at any time prior to 9:00 p.m, New York City time, on the third day of the month following the month in which Conversion Default payments have accrued. If no election is made, the Corporation shall be deemed to have elected to make such payment in shares of Common Stock. Nothing herein shall limit Holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock, and Holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

                  G. NOTICE OF CONVERSION PRICE ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this
Article II, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of this Note.


                             III. CERTAIN COVENANTS

                  A. DISTRIBUTIONS ON CAPITAL STOCK. So long as the Corporation shall have any obligation under this Note, the Corporation shall not, without the written consent of the holders of a majority of the then outstanding principal amount of the Notes, (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock or (b) directly or indirectly through any subsidiary make any other payment or distribution in respect of its capital stock, in either case other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock.

                  B. RESTRICTION ON STOCK REPURCHASES. So long as the Corporation shall have any obligation under this Note, the Corporation shall not, without the written consent of the holders of a majority of the then outstanding principal amount of the Notes, redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Corporation or any warrants, rights or options to purchase or acquire any such shares, except pursuant to the "cashless exercise" provisions of such securities.

                  C. BORROWINGS. So long as the Corporation shall have any obligation under this Note, the Corporation shall not, without the written consent of the holders of a majority of the then outstanding principal amount of the Notes, create, incur, assume or suffer to exist any liability for borrowed money, except (a) borrowings in existence or committed on the date hereof and of which the Corporation has informed Holder in writing prior to the date hereof,
(b) indebtedness to trade creditors incurred in the ordinary course of business,
(c) borrowings, the proceeds of which shall be used to repay this Note and (d) borrowings under loan agreements or lines of credit entered into with banks or other financial institutions engaged principally in commercial lending.

                  D. ADVANCES AND LOANS. So long as the Corporation shall have any obligation under this Note, the Corporation shall not, without the written consent of the holders of a majority of the then outstanding principal amount of the Notes, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Corporation, except loans, credits or advances (a) in existence or committed on the date hereof and which the Corporation has informed Holder in writing prior to the date hereof, and (b) made in the ordinary course of business.

                  E. CONTINGENT LIABILITIES. So long as the Corporation shall have any obligation under this Note, the Corporation shall not, without the written consent of the holders of a majority of the then outstanding principal amount of the Notes, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsements and contingencies (a) in existence or committed on the date hereof and which the Corporation has informed Holder in writing prior to the date hereof, and (b) similar transactions in the ordinary course of business.


                            IV. AUTOMATIC CONVERSION

                  Subject to the limitations on conversion set forth in Article II.A.(2), so long as (i) all of the shares of Common Stock issuable upon conversion of or otherwise pursuant to all of the then outstanding Notes are then (x) authorized and reserved for issuance, (y) registered for re-sale under the Securities Act by the holders of the Notes (or may otherwise be resold publicly without restriction) and (z) eligible to be traded on Nasdaq, the NYSE or the AMEX and (ii) there is not then a continuing Mandatory Redemption Event or Trading Market Redemption Event, the entire principal amount of the Notes then outstanding (together with any accrued and unpaid interest thereon, Conversion Default Payments, Delivery Default Payments and all other amounts due and payable by the Corporation pursuant to Section 2(c) of the Registration Rights Agreement) outstanding on the Automatic Conversion Date, automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with, and subject to, the provisions of
Article II hereof (the "AUTOMATIC CONVERSION"). The Automatic Conversion Date shall be delayed by one Trading Day for each Trading Day occurring prior thereto and prior to the full conversion of the Notes that (i) any Registration Statement required to be filed and to be effective pursuant to the Registration Rights Agreement is not effective or sales of all of the Registrable Securities otherwise cannot be made thereunder during the Registration Period (whether by reason of the Corporation's failure to properly supplement or amend the prospectus included therein in accordance with the terms of the Registration Rights Agreement or otherwise), (ii) any Mandatory Redemption Event or Trading Market Redemption Event exists, without regard to whether any cure periods shall have run or (iii) the Corporation is in breach of any of its obligations pursuant to Section 4(h) of the Purchase Agreement. The Automatic Conversion Date shall be the Conversion Date for purposes of determining the Conversion Price and the time within which certificates representing the Common Stock must be delivered to the holder.


                    V. MANDATORY CONVERSION IN CERTAIN EVENTS

         In the event that the Corporation enters into a consolidation, merger or other business combination with any Person or Persons when the Corporation is not the Survivor and (i) the

Survivor is subject to the SEC Filing Requirements, (ii) the consideration to be paid to the stockholders of the Corporation in such transaction consists solely of capital stock of the Survivor ("SURVIVOR CAPITAL STOCK"), (iii) the Average Price is equal to or greater than the product of (x) two, multiplied by (y) the Conversion Price in effect on the Measurement Date, and (iv) the Closing Bid Price of the Common Stock on the Trading Day immediately preceding the Measurement Date is equal to or greater than the Average Price, then, so long as the Survivor Capital Stock is then listed on Nasdaq, the NYSE or the AMEX and the resale thereof by Holder has been registered under the Securities Act or such stock may be resold by Holder without registration or restriction (including volume limitations) under the Securities Act, the entire principal amount of the Notes then outstanding (together with any accrued and unpaid interest thereon, Conversion Default Payments, Delivery Default Payments and all other amounts due and payable by the Corporation pursuant to Section 2(c) of the Registration Rights Agreement) automatically shall be converted on the closing date for such transaction into the number of shares of Survivor Capital Stock that Holder would have received in such transaction if Holder had converted this
Note in full into Common Stock in accordance with, and subject to, the provisions of Article II, but without regard to the limitations contained in
Article II.A.(2), at the lowest Conversion Price that would have been in effect for a conversion occurring on any Trading Day during the Measurement Period. The Corporation shall not effect any transaction described in this Article V unless
(a) it first gives, to the extent practical, prior written notice of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such transaction, to the extent required by law, which notice shall be given concurrently with the first public announcement of such transaction and (b) the Survivor assumes by written instrument the obligations of the Corporation under this Article V. The Holder shall be permitted to convert this Note in accordance with the terms of Article II at any time following receipt of the notice described in clause (a) of the preceding sentence.

                                VI. MISCELLANEOUS

                  A. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  B. NOTICES. Any notices required or permitted to be given under the terms of this Note shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Corporation:

                           Interactive Magic, Inc.
                           215 Southport Drive, Suite 1000
                           Morrisville, North Carolina 27560

                           Facsimile: 461-0723
                           Attention: Chief Executive Officer

If to Holder, to the address set forth immediately below Holder's name on the signature pages to the Purchase Agreement or such other address as is communicated to the Corporation by notice by Holder in accordance with the terms hereof.

                  C. AMENDMENT PROVISION. The Notes may be amended only by an instrument in writing signed by the Corporation and the holders of a majority of the then outstanding principal amount of the Notes.

                  D. ASSIGNABILITY. This Note shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. Holder may assign this Note, in whole or in part, or any of its rights hereunder, subject to compliance with Sections 2(f), 2(g) and 8(g) of the Purchase Agreement. In the event Holder shall sell or otherwise transfer any portion of this Note, each transferee shall be allocated a pro rata portion of such transferor's Maximum Share Amount and Reserved Amount. Any portion of the Maximum Share Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the total principal amount of Notes then held by such holders.

                  E. COST OF COLLECTION. If default is made in the payment of this Note, the Corporation shall pay Holder costs of collection, including reasonable attorneys' fees.

                  F. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York (without regard to principles of conflict of laws). The Corporation irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the New York County, New York in any suit or proceeding based on or arising under this Note, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Corporation irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Corporation further agrees that service of process upon the Corporation mailed by first class mail shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Corporation agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  G. DENOMINATIONS. At the request of Holder, upon surrender of this Note, the Corporation shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $25,000 as Holder shall request.

                  H. STATEMENTS OF AVAILABLE SHARES. The Corporation shall deliver (or cause its transfer agent to deliver) to Holder a written report notifying Holder of any occurrence which prohibits the Corporation from issuing Common Stock upon any conversion of Notes. The Corporation (or its transfer agent) shall also provide, within 15 days after delivery to the Corporation of a written request by Holder, any of the following information as of the date of such request: (i) the total outstanding principal amount of all Notes, (ii) the total number of shares of Common Stock issued upon all conversions of all Notes prior to such date, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Notes which are then outstanding, and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Notes before the Corporation would exceed the Maximum Share Amount and the Reserved Amount.

                  I. PAYMENT OF CASH; DEFAULTS. Whenever the Corporation is required to make any cash payment to Holder under this Note (as a Conversion Default Payment or otherwise but not including payments of principal and interest hereunder), such cash payment shall be made to Holder within five Trading Days after delivery by Holder of a notice specifying that Holder elects to receive such payment in cash and the method (E.G., by check, wire transfer) in which such payment should be made and appropriate delivery instructions, including any necessary wire transfer instructions. If such payment is not delivered within such five-Trading Day period, Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of 24% and the highest interest rate permitted by applicable law until such amount is paid in full to Holder.

                  J. STATUS AS NOTEHOLDER. Upon submission of a Notice of Conversion by Holder, the principal amount of this Note and the interest thereon covered thereby (other than any portion of this Note, if any, which cannot be converted because the conversion thereof would exceed such holder's allocated portion of the Maximum Share Amount or Reserved Amount) shall be deemed converted into shares of Common Stock as of the Conversion Date and Holder's rights as a holder of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Note. Notwithstanding the foregoing, if Holder has not received certificates for all shares of Common Stock prior to the tenth business day after the expiration of the Delivery Period with respect to a conversion for any reason, then (unless Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation) the portion of the principal amount and interest thereon subject to such conversion shall be deemed outstanding under this Note and the Corporation shall, as soon as practicable, return this Note to Holder. In all cases, Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Article II.F to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article II.F) for the Corporation's failure to convert this Note.

                  K. PRO RATA ALLOCATIONS. The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated by the Corporation pro rata among the holders of the Notes based on the total principal amount of Notes originally issued to each holder. Each increase to the Maximum Share Amount and the Reserved Amount shall be allocated pro rata among the holders of the Notes based on the total principal amount of Notes held by each holder at the time of the increase in the Maximum Share Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder's shares of the Notes, each transferee shall be allocated a pro rata portion of such transferor's Maximum Share Amount and Reserved Amount. Any portion of the Maximum Share Amount or Reserved Amount which remains allocated to any person or entity which does not hold any the Notes shall be allocated to the remaining holders of shares of the Notes, pro rata based on the total principal amount of Notes held by such holders.

                  L. REMEDIES CUMULATIVE. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance giving rise to such remedy and nothing herein shall limit Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Note. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Holder and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the date first above written.


                                  INTERACTIVE MAGIC, INC.

                                  By:       /s/  J.W. Stealey
                                        -------------------------
                                    Name:  J. W. Stealey
                                    Title: Chairman and Chief Executive Officer


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

                                                                       EXHIBIT A
                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                         in order to Convert the Notes)

         The undersigned hereby irrevocably elects to convert $________ principal amount of the Note (defined below) into shares of common stock, par value $.10 per share ("Common Stock"), of Interactive Magic, Inc., a North Carolina corporation (the "CORPORATION") according to the conditions of the convertible notes of the Corporation dated as of [_________] (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

         The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

         Name of DTC Prime Broker:___________________________________________
         Account Number:_____________________________________________________

|_| In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Corporation issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Name:_______________________________________________________________
         Address:____________________________________________________________

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act.

                          Date of Conversion:___________________________
                          Market Price Days:____________________________
                          Applicable Conversion Price:__________________
                          Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:__________

                          Signature:____________________________________
                          Name:_________________________________________
                          Address:______________________________________

AGREED and ACKNOWLEDGED:
INTERACTIVE MAGIC, INC.
By:__________________________________
Name and Title:______________________

*The Corporation is not required to issue shares of Common Stock until the original Note(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes for the number of business days such issuance and delivery is late.